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                                                                   EXHIBIT 10.20

                             SECOND AMENDMENT TO THE
                                ADESA CORPORATION
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


     WHEREAS, ADESA Corporation, Indianapolis, Indiana (the "Sponsoring Employer") has adopted the ADESA Corporation Supplemental Executive Retirement Plan (the "Plan") for the benefit of a select group of management or highly compensated employees; and

     WHEREAS, pursuant to Section 7.1 of the Plan, the Sponsoring Employer has reserved the right to amend the Plan by action of its Board of Directors, and pursuant to such right the Sponsoring Employer has previously amended the Plan by a First Amendment, effective in part as of October 1, 2001 and in part as of November 1, 2001; and

     WHEREAS, the Board of Directors of the Sponsoring Employer has approved and adopted the Second Amendment to the Plan to increase the employer contribution thereunder to recompense Plan participants for benefits lost due to the imposition of the Internal Revenue Code Section 401(a)(17) compensation limit under the ADESA Corporation Employees' 401(k) Plan; and

     WHEREAS, the Board of Directors of the Sponsoring Employer has authorized and directed the President of the Sponsoring Employer to execute the Second Amendment to the Plan;

     NOW, THEREFORE, the Plan is hereby amended, effective January 1, 2002, by amending Section 3.3(a) in its entirety to read as follows:

     "(a) GENERAL PROVISIONS. For the Plan Year commencing on the Effective Date, an Employer shall make a contribution for each Participant in its employ on the first day of such Plan Year in an amount equal to eight percent (8%) of the Participant's Base Salary for such year. For each Plan Year commencing after the Effective Date, an Employer shall make a contribution for each Participant in its employ on the first day of the applicable Plan Year in an amount equal to the sum of five percent (5%) of the Participant's Base Salary up to the Code
           Section 401(a)(17) compensation limit currently in effect for the applicable Plan Year, plus nine percent (9%) of the Participant's Base Salary in excess of the Code Section 401(a)(17) compensation limit currently in effect for the applicable Plan Year; provided, however, commencing with the calendar month next following the calendar month in which a Participant completes one hundred and twenty (120) months of combined participation in this Plan and the predecessor to this Plan (the Insured Security Option Plan, or ISOP, maintained by the Company between March 6, 1998 and March 5, 2001), the foregoing five percent (5%) of the Participant's Base Salary up to the Code Section 401(a)(17) compensation

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           limit currently in effect for the applicable Plan Year shall be increased to eight percent (8%) and the foregoing nine percent (9%) of the Participant's Base Salary in excess of the Code Section 401(a)(17) compensation limit currently in effect for the applicable Plan Year shall be increased to twelve percent (12%) but such increase shall be applied prospectively only. For example, if a Participant completes 120 months of combined participation on June 30, 2008, then the employer contribution under this subsection for the 2008 Plan Year shall be equal to the sum of 5% of his Base Salary up to the Code Section 401(a)(17) compensation limit currently in effect for 2008, plus 9% of the Participant's Base Salary in excess of the Code Section 401(a)(17) compensation limit currently in effect for 2008 from January 1, 2008 to June 30, 2008, and 8% of his Base Salary up to the Code Section 401(a)(17) compensation limit currently in effect for 2008, plus 12% of the Participant's Base Salary in excess of the Code Section 401(a)(17) compensation limit currently in effect for 2008 from July 1, 2008 to December 31, 2008."

     IN WITNESS WHEREOF, the President of the Sponsoring Employer has caused this amendment to be executed this 21st day of March, 2002, but effective as of January 1, 2002.


                                               ADESA CORPORATION


                                               By   /s/ Brian J. Warner
                                                 -------------------------------
                                                 Brian J. Warner, President


ATTEST:


  /s/ Karen C. Turner
-----------------------------
Karen C. Turner, Secretary

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